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                                                                   EXHIBIT 10.33

              FIRST AMENDMENT TO AGREEMENT FOR SALE AND PURCHASE
                            OF MEMBERSHIP INTERESTS

          This FIRST AMENDMENT TO AGREEMENT FOR SALE AND PURCHASE OF MEMBERSHIP INTERESTS (this "Amendment") is made and entered into as of the __ day of May,
                 ---------
1997 by and between PAINEWEBBER REAL ESTATE HOLDINGS INC., a Delaware corporation ("Holdings") and PW REALTY PARTNERS, LLC, a Delaware limited
              --------
liability company (together with Holdings, collectively, "Seller"), and ARE-QRS
                                                          ------
CORP. (formerly known as HSP-QRS CORP.), a Maryland corporation ("ARE-QRS"), and
                                                                  -------
ALEXANDRIA REAL ESTATE EQUITIES, INC. (formerly known as HEALTH SCIENCE PROPERTIES, INC.), a Maryland corporation ("ARE", and together with ARE-QRS,
                                            ---
collectively, "Buyer"). All capitalized terms used and not otherwise defined
               -----
herein shall have the meaning ascribed thereto in that certain Agreement for Sale and Purchase of Membership Interests, dated as of January 13, 1997 (the

"Agreement") between Buyer and Seller.
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                              W I T N E S S E T H
                              - - - - - - - - - -

          WHEREAS, Buyer and Seller (collectively, the "Parties") have entered
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into the Agreement wherein Seller desires to sell to Buyer, and Buyer desires to purchase from Seller, all of Seller's right, title and interest in and to the Transferred Interest on the terms and conditions set forth therein; and

          WHEREAS, the Parties now desire to amend the Agreement as hereinafter set forth.

          NOW THEREFORE, in consideration of the matters described in the foregoing recitals, and the mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto do hereby amend the Agreement and agree as follows:

          1.   Amendment to Agreement.  Section 3.4 of the Agreement is hereby
               ----------------------
amended by adding the following immediately following the last paragraph thereof:

     "Notwithstanding anything to the contrary contained in the Agreement, at the Closing, Buyer shall be entitled to a credit in the amount of $766,000 against and as a reduction to the Purchase Price."

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          2.  General Provisions
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          (a) Effect of Amendment.  Except as expressly set forth herein, the
              -------------------
terms and conditions of the Agreement shall remain unmodified and in full force and effect, and the terms, provisions and conditions thereof are hereby ratified and reaffirmed. All references in the Agreement and this Amendment to the Agreement shall mean and refer to the Agreement as amended hereby.

          (b) Governing Law.  This Amendment shall be construed in accordance
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with, and this Amendment and the transactions described herein shall be governed by, the laws of the State of New York as to all issues, including, without limitation, issues of validity, interpretation, effect, performance and remedies.

          (c) Amendments.  This Amendment and the Agreement may not be further
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amended or modified, except in writing signed by the Parties.

          (d) Severability.  In the event that any provision contained in this
              ------------
Amendment shall for any reason be held to be illegal or invalid under the laws of any jurisdiction, such illegality or invalidity shall in no way impair the effectiveness of any other provision hereof, or of such provision under the laws of any other jurisdiction; provided, that in the construction and enforcement
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of such provision under the laws of the jurisdiction in which such holding of illegality or invalidity exists, and to the extent only of such illegality or invalidity, this Amendment shall be construed and enforced as though such illegal or invalid provision had not been contained herein.

          (e) Headings.  Section headings used herein are inserted for
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convenience only and shall not in any way affect the meaning or construction of any provision of this Amendment.

          (f) Counterparts.  This Amendment may be executed in any number of
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counterparts, each of which when so executed and delivered shall be an original, and all of which shall together constitute but one and the same instrument.

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          IN WITNESS WHEREOF, the Parties have caused this Amendment to be duly executed and delivered by their respective duly authorized representatives as of the date first above written.

                                BUYERS:

                                ALEXANDRIA REAL ESTATE EQUITIES, INC.,
                                a Maryland corporation

                                By:
                                   -----------------------------------
                                   Name:
                                   Title:

                                ARE-QRS CORP., a Maryland corporation


                                By:
                                   -----------------------------------
                                   Name:
                                   Title:


                                SELLERS:

                                PAINEWEBBER REAL ESTATE HOLDINGS
                                INC., a Delaware corporation

                                By:
                                   -----------------------------------
                                   Name:
                                   Title:


                                PW REALTY PARTNERS, LLC,
                                a Delaware limited liability company


                                By:  PW ACQUISITIONS CORP., a Delaware
                                     corporation

                                     By:
                                        -----------------------------------
                                        Name:
                                        Title:

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